SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) February 1, 1999


                                RC/ARBY'S CORPORATION
                  --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-20286              59-2277791
           -----------------         --------------       --------------
           (State or Other           (Commission          (I.R.S. Employer
           Jurisdiction of           File Number)         Identification No.)
           Incorporation)


           1000 Corporate Drive
           Ft. Lauderdale, Florida                                  33334
           ----------------------------------------           -----------------
           (Address of Principal Executive Offices)              (Zip Code)


           Registrant's telephone number, including area code:   (954) 351-5000


           --------------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99.1 - Press Release dated February 1, 1999.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        RC/ARBY'S CORPORATION



                                       By: JOHN L. BARNES, JR.
                                           John L. Barnes, Jr.
                                           Executive Vice President
                                           and Chief Financial Officer

Dated:  February 4, 1999



                                 EXHIBIT INDEX

Exhibit
   No.                  Description                                  Page No.
-------                 -----------                                  --------

99.1 --        Press Release dated February 1, 1999